EXECUTION COPY
EXHIBIT 10.7
STOCK PURCHASE AGREEMENT
     This STOCK PURCHASE AGREEMENT (this “Agreement”), is entered into as of this 3rd day of August, 2005, by and among Regions Bank, an Alabama state bank, (the “Regions”), SOI Holdings, Inc., a Delaware corporation (the “Company”), SOI Investors LLC, a Delaware limited liability company (“SOI Investors”), and Carl Guidice (the “Executive”).
R E C I T A L S:
     WHEREAS, SOI Investors has entered into a Stock Purchase Agreement, dated as of June 29, 2005 (the “Purchase Agreement”), by and among Regions, Union Planters Bank, National Association, Strategic Outsourcing, Inc. and SOI Investors;
     WHEREAS, SOI Investors has assigned to the Executive the right under the Purchase Agreement to purchase shares of Common Stock, par value $0.01 per share (the “Company Common Stock”), of SOI Holdings, Inc. (the “Company”) and Preferred Stock, par value $0.01 per share (the “Company Preferred Stock”), of the Company with an aggregate value equal to $1,000,000, such sale to be subject to the terms and conditions set forth herein; and
     WHEREAS, Strategic Outsourcing, Inc., a Delaware corporation (“SOI”), a wholly owned subsidiary of the Company, and the Executive have entered into an employment agreement, dated as of the date hereof (such employment agreement, as it may be amended, superceded or replaced from time to time, the “Employment Agreement”); and
     NOW THEREFORE, in consideration of the mutual covenants hereinafter set forth, the parties hereto agree as follows:
     1. Definitions. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Employment Agreement. For purposes of this Agreement, the following terms shall have the following meanings:
     “Fair Market Value” shall mean (a) in the case of the Company Common Stock, (i) if the Company Common Stock is listed on a national securities exchange, the average of the highest and lowest sale prices of a share of the Company Common Stock reported as having occurred on the primary exchange with which the Company Common Stock is listed and traded on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Company Common Stock is not listed on any national securities exchange but is quoted in the Nasdaq National Market (the “Nasdaq”) on a last sale basis, the average between the high bid price and low ask price reported on the date prior to such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Company Common Stock is not listed on a national securities exchange nor quoted in the Nasdaq on a last sale basis, the amount determined by the Company to be the fair market value based upon a good faith attempt to value the Company Common Stock accurately and computed in accordance with applicable regulations of the Internal Revenue Service; and (b) in the case of the Company Preferred Stock, the amount determined by the Company to be the fair market value based upon a good faith attempt to value the Company Preferred Stock accurately, and computed in accordance with the applicable regulations of the Internal Revenue Service.
     “IPO” shall mean the first sale in an underwritten offering of the Company Common Stock pursuant to a Registration Statement on Form S-1 or otherwise under the Securities Act.
     “SEC” shall mean the Securities and Exchange Commission.
     “Securities Act” shall mean the Securities Act of 1933, as amended.
     2. Purchase of Shares. Subject to the terms and conditions set forth in this Agreement, Regions hereby sells to the Executive, and the Executive hereby purchases from Regions, effective as of the date hereof, 13,500 shares of the Company Common Stock (the “Company Common Shares”) for an aggregate purchase price of $990,000.00 (the “Company Common Initial Value”) and 13,5000.00 shares of the Company Preferred Stock (the “Company Preferred Shares”) for an aggregate purchase price of $10,000.00 (the “Company Preferred Initial Value”). The Company Common Shares and the Company Preferred Shares are sometimes referred to herein as the “Shares,” and the Company Common Initial Value and the Company Preferred Initial Value are sometimes referred to herein as the “Initial Values.”
     3. Certificates. Certificates evidencing the Company Common Shares and the Company Preferred Shares shall be issued by the Company and shall be registered in the Executive’s name on the stock transfer books of the Company promptly after the date hereof.
     4. Effect of Termination of Employment.
          (a) Upon the termination of the Executive’s employment with the SOI for any reason, the Shares shall be subject to the Call Option described in Section 4(b) below.
          (b) Call Option.
          (i) Other than as set forth in the second sentence of Section 4(b)(vii), upon and following (A) a termination of the Executive’s employment by SOI for Cause or (B) the termination of the Executive’s employment for any reason (other than the Executive’s death) within one year following the date of this Agreement for any reason (or no reason), the Company shall have the right and option (the “Call Option”), but not the obligation, to purchase from the Executive (or his estate or permitted transferees) any or all of the shares of Company Common Stock or Company Preferred Stock, as the case may be, owned by the Executive. The purchase price (the “Call Price”) of the Company Common Stock or Company Preferred Stock, as the case may be, subject to purchase under this provision (the “Called Shares”) shall be (x) in the case of (A) a termination of the Executive’s employment by the Company for Cause or (B) the termination of the Executive’s employment for any reason (other than the Executive’s death) within one year following the date of this Agreement, the lower of the Company Common Initial Value or the Company Preferred Initial Value, as the case may be, of such Called Shares or the Fair Market Value of such Called Shares on the date of the applicable “Call Notice” (as defined below).
          (ii) The Company may exercise the Call Option by delivering or mailing to the Executive (or to his estate, if applicable), in accordance with Section 15 of this Agreement, written notice of exercise (a “Call Notice”). The Call Notice shall specify the date thereof, the number of Called Shares and the Call Price.
          (iii) Within ten (10) days after his receipt of the Call Notice, the Executive (or his estate) shall tender to the Company, at its principal office the certificate or certificates representing the Called Shares, duly endorsed in blank by the Executive (or his estate) or with duly endorsed stock powers attached thereto, all in form suitable for the transfer of such shares to the Company. Upon its receipt of such shares, the Company shall pay to the Executive the aggregate Call Price therefor, in cash or by wire transfer of immediately available funds.
          (iv) The Company will be entitled to receive customary representations and warranties from the Executive (or his estate) regarding the sale of the Called Shares pursuant to the exercise of the Call Option as may reasonably requested by the Company, including but not limited to the representation that the Executive has good and marketable title to the Called Shares to be transferred free and clear of all liens, claims and other encumbrances.
          (v) If the Company delivers a Call Notice, then from and after the time of delivery of the Call Notice, the Executive shall no longer have any rights as a holder of the Called Shares subject thereto (other than the right to receive payment of the Call Price as described above), and such Called Shares shall be deemed purchased in accordance with the applicable provisions hereof and the Company shall be deemed to be the owner and holder of such Called Shares.
          (vi) Any Company Common Shares as to which the Call Option is not exercised will remain subject to all terms and conditions of this Agreement, including the continuation of the Company’s right to exercise the Call Option.
          (vii) This Section 4(b) is in addition to, and not in lieu of, any rights and obligations of the Executive and the Company in respect of the Shares contained in the “Stockholders Agreement” (as defined below). Notwithstanding the above, this Section 4(b) shall be ineffective as to each Company Common Share on and following an IPO or any other event which causes the Company Common Stock, or other securities for which all or substantially all of the Company Common Stock may have been exchanged, to be or become listed for trading on or over an established securities market or established trading system.
     5. Rights as a Stockholder; Dividends. The Executive shall be the record owner of the Shares unless and until such shares are sold or otherwise disposed of, and as record owner shall be entitled to all rights of a common stockholder of the Company, including, without limitation, voting rights, if any, with respect to the Shares; provided that the Shares shall be subject to the limitations on transfer and encumbrance set forth in this Agreement and the stockholders agreement executed and entered into by and among the Company and the other parties thereto on the date hereof (such stockholders agreement, as it may be amended, superceded or replaced from time to time, the “Stockholders Agreement”). A copy of the Stockholders Agreement, as in effect on the date hereof, is annexed hereto as Exhibit A.
     6. Restrictive Legend. All certificates representing Shares shall have affixed thereto a legend in substantially the following form, in addition to any other legends that may be required under federal or state securities laws, unless and to the extent determined inapplicable or unnecessary by the Company:
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE. THE SECURITIES MAY NOT BE OFFERED AND SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS OR PURSUANT TO A WRITTEN OPINION OF COUNSEL FOR THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.
THE SALE, ASSIGNMENT, HYPOTHECATION, PLEDGE, ENCUMBRANCE OR OTHER DISPOSITION (EACH A “TRANSFER”) AND VOTING OF ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE RESTRICTED BY THE TERMS OF THE STOCKHOLDERS AGREEMENT, DATED AUGUST 3, 2005, BY AND AMONG THE COMPANY AND THE

OTHER PERSONS NAMED THEREIN, AND THE STOCK PURCHASE AGREEMENT, DATED AUGUST 3, 2005, BY AND AMONG THE COMPANY AND THE OTHER PERSONS NAMED THEREIN, A COPY OF EACH WHICH MAY BE INSPECTED AT THE COMPANY’S PRINCIPAL OFFICE. THE COMPANY WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF THE STOCKHOLDERS AGREEMENT AND THE MANAGEMENT STOCK PURCHASE AGREEMENT.
     7. Transferability. Neither the Executive nor any transferee of the Executive (including any beneficiary, executor or administrator) shall assign, alienate, pledge, attach, sell or otherwise transfer or encumber the Shares or, prior to the IPO, the Company Common Shares, except in accordance with the applicable provisions of this Agreement and the Stockholders Agreement; the consequences of the termination of the Executive’s employment with SOI under the terms of this Agreement shall continue to be applied with respect to the transferees of the Executive to the extent specified in this Agreement.
     8. Representations and Warranties. The Executive represents, warrants and covenants as follows:
          (a) The Executive has the full legal right, requisite power and authority and has taken all action necessary in order to execute, deliver and perform fully, his obligations under this Agreement and to consummate the transactions contemplated hereby. No other proceeding with respect to the Executive is necessary to authorize this Agreement or the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Executive and constitutes a valid and binding agreement of the Executive, enforceable against the Executive in accordance with its terms except to the extent that the enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, conservatorship, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity and except that the availability of the equitable remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding may be brought.
          (b) The execution and delivery by the Executive of this Agreement does not, and the performance and consummation by the Executive of any of the transactions contemplated hereby will not directly or indirectly (with or without the giving of notice or the lapse of time or both):
          (i) require the making of any filing with, or obtaining any consent from, any governmental entity by the Executive;
          (ii) contravene, conflict with, or constitute or result in a breach or violation of any law or order or give any governmental entity or any other person the right to challenge any of the transactions contemplated hereby; or
          (iii) contravene, conflict with, or constitute or result in a breach or violation of, or a default under, any provision of, or give any governmental entity the right to revoke, withdraw, suspend, cancel, terminate or modify, any governmental authorization that is held by the Executive.
          (c) The Executive is acquiring the Shares for his own account and not with a view to, or for sale in connection with, any distribution of the Shares in violation of the Securities Act or any rule or regulation under the Securities Act or in violation of any applicable state securities law.
          (d) The Executive has had such opportunity as he has deemed adequate to obtain from representatives of the Company such information as is necessary to permit him to evaluate the merits and risks of his investment in the Company.
          (e) The Executive has sufficient experience in business, financial and investment matters to be able to evaluate the risks involved in acquiring of the Shares and to make an informed investment decision with respect to such investment.
          (f) The Executive can afford the complete loss of the value of the Shares and is able to bear the economic risk of holding such shares for an indefinite period.
          (g) The Executive is an “Accredited Investor” within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect.
          (h) The Executive understands that (i) the Shares have not been registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one (1) year and even then will not be available unless a public market then exists for such shares, adequate information concerning the Company (as applicable) is then available to the public, and other terms and conditions of Rule 144 are complied with and (iv) there is now no registration statement on file with the SEC with respect to the Shares and, except as set forth in Section 5(b) hereof or in the Stockholders Agreement, there is no commitment on the part of the Company to make any such filing.
     9. Adjustments for Stock Splits, Stock Dividends, etc. If from time to time during the term of this Agreement there is any stock split-up, stock dividend, stock distribution or other reclassification of the Company Common Stock and/or the Company

Preferred Stock, any and all new, substituted or additional securities to which the Executive is entitled by reason of his ownership of the Shares shall be immediately subject to the terms of this Agreement.
     10. Confidentiality of the Agreement. The Executive agrees to keep confidential the terms of this Agreement. This provision does not prohibit the Executive from providing this information on a confidential and privileged basis to the Executive’s attorneys or accountants for purposes of obtaining legal or tax advice or as otherwise required by law, regulation or stock exchange rule.
     11. Indemnification. SOI Investors shall indemnify, defend and hold harmless Regions and its successors, assigns, stockholders, controlling persons, and affiliates against and from any and all Damages (as defined in the Purchase Agreement) asserted against, imposed upon, incurred by or caused to, directly or indirectly, Regions or any other person or entity referenced in this Section 11 by reason of, any breach of any representation, warranty, covenant, agreement or obligations of the Executive set forth in Sections 2 and 8 of this Agreement.
     12. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of the Agreement shall be severable and enforceable to the extent permitted by law.
     13. Waiver. Any right of the Company or Regions contained in the Agreement may be waived in writing by the Company or Regions, as the case may be. No waiver of any right hereunder by any party shall operate as a waiver of any other right, or as a waiver of the same right with respect to any subsequent occasion for its exercise, or as a waiver of any right to damages. No waiver by any party of any breach of this Agreement shall be held to constitute a waiver of any other breach or a waiver of the continuation of the same breach.
     14. Entire Agreement. This Agreement, the Purchase Agreement and the Stockholders Agreement contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and supersede all prior communications, representations and negotiations with respect to the subject matter contained herein. No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.
     15. Notices. Any notice, consent, request or other communication made or given in accordance with this Agreement shall be in writing and shall be deemed to have been duly given when actually received or, if mailed, three days after mailing by registered or certified mail, return receipt requested, or one business day after mailing by a nationally recognized express mail delivery service with instructions for next-day delivery, to those persons listed below at their following respective addresses or at such other address or person’s attention as each may specify by notice to the others:
     To the Company:

     SOI Holdings, Inc.
     c/o Clarion Capital Partners, LLC
     110 East 59th Street, Suite 2100
     New York, New York 10022
     Attention: Marc A. Utay
     with a copy to:
     Paul, Weiss, Rifkind, Wharton & Garrison LLP
     1285 Avenue of the Americas
     New York, New York 10019-6064
     Attention: Paul D. Ginsberg, Esq.
     To Regions:
     Regions Bank
     417 North 20th Street
     Birmingham, Alabama 35203
     Facsimile: (205) 326-7784
     Attention: R. Alan Deer
     With a copy to:
     Alston & Bird LLP
     601 Pennsylvania Avenue, N.W.
     North Building, 10th Floor
     Washington, D.C. 20004-2601
     Facsimile: (202) 756-3333
     Attention: Frank M. Conner III
     To the Executive:
The most recent address for the Executive in the records of the Company or SOI. The Executive hereby agrees to promptly provide the Company and SOI with written notice of any change in the Executive’s address for so long as this Agreement remains in effect.
     16. Beneficiary. The Executive may file with the Company Board a written designation of a beneficiary on such form as may be prescribed by the Company Board and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Executive, the executor or administrator of the Executive’s estate shall be deemed to be the Executive’s beneficiary. The Executive’s beneficiary shall succeed to the rights and obligations of the Executive hereunder upon the Executive’s death, except as may be otherwise described herein.

     17. Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company, its respective successors and assigns, and of the Executive and the beneficiaries, executors, administrators, heirs and successors of the Executive.
     18. Modifications. No change, modification or waiver of any provision of this Agreement shall be valid unless the same be in writing and signed by the parties hereto.
     19. Shares Subject to the Stockholders Agreement. By entering into this Agreement the Executive agrees and acknowledges that the Executive has received and read the Stockholders Agreement. The Stockholders Agreement as it may be amended from time to time is hereby incorporated herein by reference. In the event of a conflict between any term or provision contained herein and any terms or provisions of the Stockholders Agreement, the applicable terms and provisions of the Stockholders Agreement will govern and prevail except with respect to Section 4(b) hereof.
     20. GOVERNING LAW; CONSENT TO JURISDICTION. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.
     21. JURY TRIAL WAIVER. THE PARTIES EXPRESSLY AND KNOWINGLY WAIVE ANY RIGHT TO A JURY TRIAL IN THE EVENT ANY ACTION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT IS LITIGATED OR HEARD IN ANY COURT.
     22. Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.
     23. Signature in Counterparts. This Agreement may be signed in counteiparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. The parties hereto confirm that any facsimile copy of another party’s executed counterpart of this Agreement (or its signature page thereof) will be deemed to be an executed original thereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

SOI Investors LLC
/s/ Marc A. Utay
By:
Title:

/s/ Carl Guidice
Carl Guidice